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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



Dividend Capital Trust Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP



Denver, Colorado
August 5, 2002